UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 6, 2016

Merit Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 6, 2016, Merit Medical Systems, Inc. (“Merit”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Initial Report”), in part for the purpose of announcing the completion of Merit's acquisition of all of the issued and outstanding shares of DFINE, Inc. (“DFINE”), as contemplated by the Agreement and Plan of Merger by and among Merit, MMS Transaction Co., a wholly-owned subsidiary of Merit, DFINE, certain preferred stockholders of DFINE and Shareholder Representative Services LLC as a stockholder representative (the “Acquisition”). The purpose of this Amendment No. 1 to the Initial Report (this "Amendment") is to provide the historical financial statements of DFINE and the unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.
This Amendment should be read in connection with the Initial Report, which provides a more complete description of the acquisition.

Item 9.01. Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

The audited consolidated financial statements of DFINE as of and for the years ended December 31, 2015 and 2014, and the related notes to the financial statements, together with the related Independent Auditor's Report are included as Exhibit 99.3 and are incorporated herein by reference.

The unaudited consolidated financial statements of DFINE as of June 30, 2016 and December 31, 2015 and for the six months ended June 30, 2016 and 2015, and the related notes thereto are included as Exhibit 99.4 and are incorporated herein by reference.

(b)  Pro Forma Financial Information

The following unaudited pro forma combined condensed financial information giving effect to the acquisition is included as Exhibit 99.5 and is incorporated herein by reference:

i.            unaudited pro forma combined condensed balance sheet as of June 30, 2016;

ii.    unaudited pro forma combined condensed statement of operations for the year ended December 31, 2015;

iii.    unaudited pro forma combined condensed statement of operations for the six months ended June 30, 2016; and

iv.    notes to unaudited pro forma combined condensed financial information.

The unaudited pro forma combined condensed financial information included as Exhibit 99.5 to this Amendment has been prepared for the purpose of illustrating the pro forma effects of the Acquisition. All pro forma information set forth in this Amendment has been prepared for informational purposes only and does not purport to be indicative of the results that would have occurred if the Acquisition actually occurred on the date indicated or the results which may occur in the future.

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants (filed herewith)
99.1	Press release issued by Merit Medical Systems, Inc., dated July 6, 2016, entitled “Merit Medical Acquires DFINE, Inc.” (previously filed with the Initial Report)
99.2	Management presentation of Merit Medical Systems, Inc., dated July 6, 2016, entitled “Acquisition of DFINE Targeted Vertebral Solutions.” (previously filed with the Initial Report)
99.3
Audited consolidated financial statements of DFINE, Inc. as of and for the years ended December 31, 2015 and 2014, and the related notes to the financial statements, together with the related Independent Auditor's Report (filed herewith)

99.4	Unaudited consolidated financial statements of DFINE, Inc. as of June 30, 2016 and December 31, 2015 and for the six months ended June 30, 2016 and 2015, and the related notes thereto (filed herewith)
99.5	Unaudited pro forma combined condensed financial information as of and for the six months ended June 30, 2016 and for the year ended December 31, 2015 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: September 21, 2016	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

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